Exhibit 10.23
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 31, 2023 by and among ASTRONICS CORPORATION, a New York corporation (the “Borrower Representative”), the other Loan Parties party hereto, the lenders party hereto (each a “Lender” and collectively, the “Lenders”) and GREAT ROCK CAPITAL PARTNERS MANAGEMENT, LLC, as agent (in such capacity, together with its successors and assigns, if any, in such capacity, the “Agent”) for the Lenders.
BACKGROUND
WHEREAS, Borrower Representative, the other Borrowers, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement, dated as of January 19, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), pursuant to which the Lenders provide the Borrowers with certain financial accommodations.
WHEREAS, the Borrowers have requested that the Agent and the Lenders consent to certain amendments to the Existing Credit Agreement as set forth herein (as so amended, the “Amended Credit Agreement”).
WHEREAS, the Borrowers, the Guarantors, the Agent and each Lender have agreed, on the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers under the Existing Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.
2.    Amendments. Effective as of the First Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Existing Credit Agreement shall be amended as follows:
(a)    The definition of “Receivables Assets” appearing in Section 1.1 of the Existing Credit Agreement is hereby amended to (i) replace the words “Boeing Co.” with “The Boeing Company” and (ii) insert the words “and affiliates” at the end of the first parenthetical thereof.
(b)    Section 5.29 of the Existing Credit Agreement is hereby amended to read in its entirety as set forth below:
    “5.29. Financial Advisor. The Loan Parties shall maintain the engagement of Huron Consulting Group (or another financial advisor reasonably acceptable to the Agent) through at least the later of (a) January 31, 2024 and (b) such date as is agreed to by Agent in its reasonable discretion, for the purpose of (i) 13-week cash flow forecasting, (ii) identifying future cash requirements and enhancing the forecast to improve functionality and accuracy, (iii) incorporating a weekly and cumulative (up to four weeks) variance analysis for reporting, (iv) providing on or prior to January 31, 2024, a report detailing how increased inventory levels (above those contained in the projections delivered prior to the Closing Date) have impacted the Loan Parties’ liquidity and availability and (v) preparing such additional reports or analysis as Agent may request from time to time, in its reasonable discretion (and the scope of such engagement (as described herein) shall not be modified in any material respect without the consent of the Agent).”
3.    Conditions of Effectiveness. This Amendment shall become effective (the “First Amendment Effective Date”) upon Agent’s receipt of:
(a)    A copy of this Amendment, executed by the Borrowers, the Agent and each Lender;
(b)    A copy of that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of the date hereof by and among the Borrowers, the Guarantors, the lenders party thereto and ABL Agent, in form and substance satisfactory to Agent and the Lenders;
(c)    A certificate of an Authorized Officer of each Loan Party dated as of the date hereof which shall certify (i) copies of resolutions of the board of directors (or other equivalent governing body, member or partner) of such Loan Party authorizing the execution, delivery and performance of this Amendment and each other Loan Document executed in connection with this Amendment to which such Loan Party is a party, (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Amendment and such other Loan Documents, and (iii) that the copies of the organizational documents of each Loan Party delivered to the Agent as of the date of this Amendment or as previously delivered to the Agent prior to the date of this Amendment are true, correct and complete as of the date of this Amendment; and
(d)    All reasonable out-of-pocket expenses of the Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Blank Rome LLP, counsel for the Agent) to the extent invoiced at least one (1) day prior to the date hereof.
4.    Representations and Warranties. Each Loan Party represents and warrants as follows:
(a)    This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party, in accordance with the terms hereof.
(b)    Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants made in the Amended Credit Agreement and agrees that, after giving effect to this Amendment, all representations and warranties (except for those representations and warranties specifically made as of a prior date) shall be true and correct in all material respects (or in all respects with respect to any representation or warranty which by its terms is limited as to materiality, in each case, after giving effect to such qualification) on and as of the date hereof.
(c)    Both immediately before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.
5.    Effect on the Credit Agreement.
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(a)    On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement and the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement in accordance with this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Amended Credit Agreement.
(b)    The Amended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all applicable Obligations under the Loan Documents, in each case, as amended by this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
(d)    This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents.
6.    Governing Law. This Amendment and the obligations of the parties hereto shall be construed under, and governed by, the internal laws of the State of New York without regard to principles of conflicts of law.
7.    Titles. Titles to the sections of this Amendment are solely for the convenience of the parties, and are not an aid in the interpretation of this Amendment or any part thereof.
8.    Counterparts; Facsimile. This Amendment may be executed in any number of counterparts and by the parties hereto in one or more counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
9.    Authorization. The Lenders hereby authorize the Agents to take such actions, including making filings and entering into agreements and any amendments or supplements to any Collateral Document, as may be necessary or desirable to reflect the intent of this Amendment.
10.    Severability. In case of one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
11.    Release.
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(a)    Each Loan Party hereby releases and forever discharges Agent and Lenders and their respective parents, subsidiaries and affiliates, past or present, and each of them, as well as their respective directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by such Loan Party (collectively, “Claims”), which such Loan Party now owns or holds or has at any time heretofore owned or held and which are in existence on the First Amendment Effective Date (collectively the “Released Matters”).
(b)    Each Loan Party represents, warrants and agrees, that in executing and entering into this release, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment, the Credit Agreement or the Loan Documents. Each Loan Party has reviewed this release with its legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waiver thereof contained herein. Each Loan Party understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to such Loan Party or believed by such Loan Party to be true. Nevertheless, each Loan Party intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.
(c)    Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claims released, remised and discharged by such Loan Party pursuant to this Section 11. If any Loan Party violates the foregoing covenant, Loan Parties agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
[Remainder of page left intentionally blank. Signature pages follow.]
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
ASTRONICS CORPORATION, as a Borrower and Borrower Representative

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President-

ASTRONICS ADVANCED ELECTRONIC SYSTEMS CORP., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS TEST SYSTEMS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS AEROSAT CORPORATION, as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS CONNECTIVITY SYSTEMS & CERTIFICATION CORP., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LUMINESCENT SYSTEMS, INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

FREEDOM COMMUNICATION TECHNOLOGIES INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

PECO, INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

DIAGNOSYS HOLDINGS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ASTRONICS CUSTOM CONTROL CONCEPTS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS DME LLC, as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

DIAGNOSYS INC., as a Borrower

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Secretary and Treasurer

ASTRONICS AIR LLC, as a Borrower

By: ASTRONICS CORPORATION, its sole member

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ASTRONICS AIR II LLC, as a Borrower

By: ASTRONICS CORPORATION, its sole member

By: /s/ David C. Burney
Name:     David C. Burney
Title:    Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GREAT ROCK CAPITAL PARTNERS MANAGEMENT, LLC, as Agent

By: /s/ Kathleen Auda
Name:    Kathleen Auda
Title:    Chief Risk Officer

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GRC SPV INVESTMENTS, LLC, as a Lender

By: /s/ Kathleen Auda
Name:    Kathleen Auda
Title:    Chief Risk Officer
Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]
BTC HOLDINGS SC FUND LLC

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND II LLC

By: Blue Torch Credit Opportunities Fund II LP, its sole member

By: Blue Torch Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP,
Its Sole Member

By: Blue Torch Offshore Credit Opportunities GP II LLC
Its General Partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

Signature Page to Amendment No. 1 to Credit Agreement
159335.01022/133535002v.4

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BTC OFFSHORE HOLDINGS FUND II-C LLC

By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member

By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member

By: Blue Torch Credit Opportunities KRS GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

Signature Page to Amendment No. 1 to Credit Agreement

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BTC HOLDINGS SBAF FUND-B LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND III LLC

By: Blue Torch Credit Opportunities Fund III LP, its Sole Member

By: Blue Torch Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its sole member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC

By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its managing member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

Signature Page to Amendment No. 1 to Credit Agreement

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP

By: Blue Torch Credit Opportunities GP III LLC, its general partner

By: KPG BTC Management LLC, its managing member

By: /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

Signature Page to Amendment No. 1 to Credit Agreement